EXHIBIT 10.2

FIRST AMENDMENT TO THE
AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment"), dated and effective as of July 25, 2007 (the "First Amendment Effective Date"), which amends that certain Amended and Restated Credit Agreement dated as of April 2, 2007 by and among TXCO RESOURCES, INC. (formerly named THE EXPLORATION COMPANY OF DELAWARE, INC.), a Delaware corporation (the "Company"), OUTPUT ACQUISITION CORP., a Texas corporation ("Merger Sub"), TXCO ENERGY CORP., a Texas corporation ("TXCOE"), TEXAS TAR SANDS INC., a Texas corporation ("TTSI" and, together with Merger Sub, TXCOE, the "Original Guarantors"), each of the Lenders party thereto, BANK OF MONTREAL, a Canadian chartered bank acting through certain of its United States branches and agencies, including its Chicago, Illinois branch, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent"), and BMO CAPITAL MARKETS CORP., as arranger (as in effect immediately prior to the First Amendment Effective Date, the "Credit Agreement"), is by and among the Company, each of the Original Guarantors, OPEX ENERGY, LLC, a Texas limited liability company ("OPEX" and, together with the Original Guarantors, the "Guarantors"), each of the Lenders party hereto and the Administrative Agent.

WHEREAS, the Company has advised the Administrative Agent and the Lenders that the Company has requested that the Second Lien Term Loan Agreement be amended and restated to provide for certain amendments, including an increase of the amount of the term loans to be made available to the Company by $20,000,000 to a total aggregate principal amount of $100,000,000 under an Amended and Restated Term Loan Agreement, substantially in the form of Exhibit A attached hereto, subject to effectiveness of this First Amendment and the other conditions precedent provided for in such agreement;

WHEREAS, the Company has requested that the Credit Agreement be amended to allow each of GUARANTY BANK, AMEGY BANK NATIONAL ASSOCIATION, NATIXIS, ALLIED IRISH BANKS P.L.C. and CIT ENERGY USA INC. (the "New Lenders") to become "Lenders" party to the Credit Agreement, as set forth herein;

WHEREAS, the Company has requested that the Credit Agreement be amended to make certain other changes to the Credit Agreement on the terms and conditions set forth in this First Amendment;

WHEREAS, as used herein, the term "Current Lenders" means the Lenders identified as the Current Lenders on Schedule I hereto; capitalized terms used but not otherwise defined herein shall have the meanings assigned such terms in the Credit Agreement; and the rules of interpretation set forth in Section 1.2 of the Credit Agreement are incorporated in this First Amendment as if set forth herein; and

WHEREAS, all of the Lenders (including the New Lenders) have agreed to such amendments subject to the terms and conditions set forth in this First Amendment.

NOW THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows.

Section 1.                      Lender Transactions.

(a)           Each Current Lender hereby sells, transfers and assigns to the other Current Lenders and the New Lenders, and each other Current Lender and each New Lender hereby purchases, assumes and undertakes from such Current Lender, without recourse and without representation or warranty (except as provided in this Section 1) a percentage equal to the percentage set forth opposite such Lender's name on Schedule I hereto under the column "Pro Rata Shares Purchased on the First Amendment Effective Date" of (i) the Maximum Loan Amount of such Current Lender and (ii) all related rights, benefits, obligations, liabilities and indemnities of such Current Lender under and in connection with the Credit Agreement, as amended hereby, each Guaranty, the Mortgages, each other Security Document and the other Loan Documents and all Collateral and other security for the Obligations.

(b)           Upon the effectiveness of this First Amendment and by its execution and delivery hereof, each of the New Lenders shall be  a party to the Credit Agreement, as amended hereby, shall have all the rights and obligations of a "Lender" under the Credit Agreement, as amended hereby, and the other Loan Documents as if each were a signatory thereto, and shall agree, and does hereby agree, to be bound by the terms and conditions set forth in the Credit Agreement, as amended hereby, and the other Loan Documents to which the Lenders are a party, in each case, as if each were a signatory thereto.

(c)           Each of the New Lenders hereby represents and warrants as follows:  (i) such New Lender has fully reviewed the terms of the Credit Agreement, this First Amendment and the other Loan Documents, copies of which, together with copies of the documents which were required to be delivered as a condition to the making of the initial Loans thereunder, have been delivered to such New Lender by the Administrative Agent, and such New Lender has independently and without reliance upon any other Lender or the Administrative Agent, and based on such information as such New Lender has deemed appropriate, made its own credit analysis and decision to enter into this First Amendment and (ii) if such New Lender is not incorporated, formed or organized under the laws of the United States of America or a state thereof, such New Lender has contemporaneously herewith delivered to the Administrative Agent and the Company such documents as are required by the Credit Agreement, including Section 10.10 of the Credit Agreement.  Each of the New Lenders hereby (x) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (y) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement, as amended hereby, or any other Loan Document are required to be performed by it as a Lender.

(d)           Each of the New Lenders and each of the Current Lenders hereby advise each other party hereto that its respective address for notices and its respective Lending Office(s) shall be as set forth below its name on its respective signature page hereto.

(e)           In furtherance of the foregoing transactions, the Company agrees that upon the request to the Administrative Agent by any Lender, the Company will promptly execute and deliver to such Lender a Note evidencing the Loans of such Lender with appropriate insertions as to date and principal amount; provided, however, that delivery of Notes shall not be a condition precedent to the occurrence of the First Amendment Effective Date.  The amount of principal owning on any Lender's Note, if any, at any given time shall be the aggregate amount of all Loans theretofore made by such Lender minus all payments of principal theretofore received by such Lender on such Note.  Any Note shall be issued in renewal, modification and extension but not novation and discharge of indebtedness of the Company under, and evidenced by, that certain promissory note dated April 2, 2007 in the principal amount of $125,000,000 executed by the Company payable to Bank of Montreal.

(f)           As a result of the transactions effected by this Section 1, upon effectiveness of this First Amendment, for purposes of Section 2.1(a) of the Credit Agreement, as amended hereby, and for all other purposes of the Credit Agreement, as amended hereby, each Lender's Maximum Loan Amount and Pro Rata Share shall be as set forth in Schedule I hereto.

Section 2.                      Amendments.  The Credit Agreement is hereby amended as follows:

(a)           The following definition of "First Amendment Effective Date" is hereby added in its proper alphabetical order:

"First Amendment Effective Date" means, July 25, 2007.

(b)           The definition of "Commitment Letter" is hereby amended and restated to read in its entirety as follows:

"Commitment Letter" means, collectively, (i) the commitment letter dated February 13, 2007 by and among the Company, BMO Capital Markets Corp. and Bank of Montreal and (ii) the Supplemental Commitment Letter dated July 19, 2007 by and among the Company, BMO, Capital Markets Corp. and Bank of Montreal.

(c)           The definition of "Second Lien Term Loan Agreement" is hereby amended and restated to read in its entirety as follows:

"'Second Lien Term Loan Agreement' means the Amended and Restated Term Loan Agreement, dated as of July 25, 2007, among the Company, the guarantors party thereto, the several lenders from time to time party thereto, Bank of Montreal, as Administrative Agent, and BMO Capital Markets Corp., as Arranger, which amends and restates that certain Term Loan Agreement dated as of April 2, 2007, as the same may be further amended, amended and restated, supplemented or otherwise modified in accordance with the terms hereof."

(d)           Section 2.6(a) is hereby amended and restated to read in its entirety as follows:

"(a) Scheduled Borrowing Base Determinations.  At all times prior to the Termination Date the Company shall not permit the Effective Amount to exceed the Borrowing Base then in effect and shall, in accordance with Section 2.7(f), cure any Deficiency. The Initial Borrowing Base hereunder shall be $50,000,000 (the "Initial Borrowing Base")."

(e)           The following new section for "Hedging Program" is hereby inserted into the Credit Agreement as Section 7.16 thereof:

"7.16                      Hedging Program

.  Not later than the fifteenth (15th) day following the First Amendment Effective Date, the Company shall, and shall cause its Subsidiaries to, enter into, and shall maintain at all times thereafter during the relevant period, Derivative Contracts for the purpose of hedging prices on the Oil and Gas thereafter expected to be produced by the Company or any of its Subsidiaries, which contracts shall (a) at all times through the third anniversary of the First Amendment Effective Date cover not less than 50% of the Company's and its Subsidiaries' aggregate Projected Oil and Gas Production anticipated to be sold in the ordinary course of such Persons' business during such three-year period, (b) thereafter, roll forward on a basis in order to cover not less than 50% of the Company's and its Subsidiaries' aggregate Projected Oil and Gas Production anticipated to be sold in the ordinary course of such Persons' business during the ensuing twelve (12) fiscal quarters and (c) otherwise be in form and substance reasonably acceptable to the Administrative Agent.  The Company shall provide copies to the Administrative Agent of all Derivative Contracts then in effect not later than the fifteenth (15th) day following the First Amendment Effective Date, and thereafter contemporaneously with the delivery of each Reserve Report as prescribed by Section 7.2(c)(i) beginning with the delivery of the Reserve Report required to be delivered on or before October 1, 2007.  Delivery of such copies at such times shall be accompanied by delivery of a certificate of a Responsible Officer, certifying that the Company is in compliance with the requirements of this Section 7.16."

(f)           Section 8.1(e) is hereby amended and restated in its entirety to read as follows:

"(e) Liens consisting of (i) pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation; (ii) pledges and deposits in the ordinary course of business not exceeding $500,000 in the aggregate securing insurance premiums or reimbursement obligations under insurance policies, in each case payable to insurance carriers that provide insurance to the Company or any of its Subsidiaries; or

(iii) obligations in respect of letters of credit or bank guarantees that have been posted by the Company or any of its Subsidiaries to support the payments of the items set forth in clauses (i) and (ii) of this Section 8.1(e);"

(g)           Section 8.5(b) is hereby amended and restated in its entirety to read as follows:

"(b)  Indebtedness incurred pursuant to the Second Lien Term Loan Agreement in an aggregate principal amount not to exceed $100,000,000;"

(h)           Section 8.10(a)(i) is hereby amended by replacing clause (ii) thereof with the following:

"(ii) as of any date (the "Calculation Date") no such contract, when aggregated with all Derivative Contracts permitted under this Section 8.10(a)(i), but excluding Derivative Contracts described in clause (v) of this Section 8.10(a)(i), shall cover a notional volume in excess of the Applicable Percentage of the total Projected Oil and Gas Production to be produced in any month from the Proved Developed Producing Reserves reflected in the most recent Reserve Report (unless and solely to the extent such an excess occurs in a month falling within a period covered by a Derivative Contract entered into by the Company to maintain compliance with Section 7.16);"

(i)           Section 11.27 (b) is hereby amended by replacing the first sentence thereof with the following:

"Notwithstanding anything to the contrary contained herein or any other Loan Document, when all Obligations have been paid or otherwise satisfied in full and all Commitments have terminated or expired, but subject to Sections 5.1(e) and 5.4(e) of the Intercreditor Agreement, upon request of the Company, the Administrative Agent shall (without notice to, or vote or consent of, any Lender, or any Qualified Derivative Contract Counterparty) take such actions as shall be required to release its security interest in all Collateral, and to release all Guaranty Obligations provided for in any Loan Document; provided, however, that in lieu of terminating and repaying any such Obligations arising under any Qualified Derivative Contract, the Company may provide substitute credit support under a standard form ISDA Credit Support Annex or other credit support documents reasonably acceptable to such Qualified Derivative Contract Counterparty to cover its then current exposure under such Qualified Derivative Contract and such Qualified Derivative Contract Counterparty shall have provided written notice to the Administrative Agent to the effect that such substitute credit support has been provided to it and that such Qualified Derivative Contract Counterparty no longer claims any right, title or interest in any Collateral arising under the Loan Documents to secure any Obligations and Indebtedness of the Company or any of

its Subsidiaries arising under or related to such Qualified Derivative Contract, whether then existing or thereafter arising."

Section 3.                      Amendment and Ratification.  Upon the effectiveness hereof as provided in Section 4 of this First Amendment, this First Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as modified hereby, is hereby ratified, approved and confirmed to be in full force and effect in each and every respect.  Except as expressly provided by the amendments set forth in Section 2 of this First Amendment, the execution, delivery and effectiveness of this First Amendment shall neither operate as a waiver of any right, power or remedy of any Lender or any Agent, nor constitute a waiver of any provision of any of the Loan Documents.  All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement, as amended hereby.

Section 4.                      Conditions to Effectiveness.  The effectiveness of this First Amendment is subject to the condition that, on or before the First Amendment Effective Date, the Administrative Agent shall have received all of the following, in form and substance satisfactory to the Administrative Agent:

(a)           Amendment.  This First Amendment, duly executed and delivered by the Company and each of the Guarantors; and

(b)           Payment of Fees.  Evidence of payment by the Company of all accrued and unpaid fees, costs and expenses owed pursuant to the Credit Agreement, as amended hereby, or this First Amendment, including the Fee Letter Agreement, in each case to the extent then due and payable at the First Amendment Effective Date, including any such costs, fees and expenses arising under or referenced in Sections 2.8 and 11.4 of the Credit Agreement.

Section 5.                      Representations and Warranties.  The Company and each Guarantor hereby represents and warrants that, as of the First Amendment Effective Date, after giving effect to this First Amendment:

(a)           Bring-Down of Representations and Warranties.  The representations and warranties of the Company and each Guarantor contained in Article VI and Section 4.5(b) of the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date, as though made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).

(b)           No Default or Event of Default.  No event has occurred and is continuing which constitutes a Default, an Event of Default or both.

Section 6.                      Governing Law.  THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 7.                      Costs and Expenses.  The Company shall pay all reasonable costs and expenses incurred by the Administrative Agent, the Arranger or any of their Affiliates in connection with the development, preparation, administration and execution of this First Amendment, including Attorney Costs incurred by any such Person with respect thereto, in each case in accordance with Section 11.4 of the Credit Agreement.

Section 8.                      Counterparts.  This First Amendment may be executed in any number of separate counterparts, no one of which need be signed by all parties; each of which, when so executed, shall be deemed an original, and all of such counterparts taken together shall be deemed to constitute but one and the same instrument.  A fully executed counterpart of this First Amendment by facsimile signatures shall be binding upon the parties hereto.

Section 9.                      Facsimile Transmission of Signature.  Any party to this First Amendment may indicate its intention to be bound by its execution and delivery of this First Amendment by its signature to the signature page hereof and the delivery of the signature page hereof to the other parties or their respective representatives by facsimile transmission or telecopy.  The delivery of a party's signature on the signature page by facsimile transmission or telecopy shall have the same force and effect as if such party signed and delivered this First Amendment in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first set forth above, to be effective as of the First Amendment Effective Date.

COMPANY:

TXCO RESOURCES INC.

By: /s/ James E. Sigmon
Name: James E. Sigmon
Title: President and Chief Executive Officer

GUARANTORS:

OUTPUT ACQUISITION CORP.

By: /s/ M. Frank Russell
Name: M. Frank Russell
Title: Vice President and General Counsel

TXCO ENERGY CORP.

By: /s/ P. Mark Stark
Name: P. Mark Stark
Title: Vice President, Treasurer and Chief Financial Officer

TEXAS TAR SANDS INC.

By: /s/ M. Frank Russell
Name: M. Frank Russell
Title: Vice President and General Counsel

OPEX ENERGY, LLC

By: /s/ P. Mark Stark
Name: P. Mark Stark
Title: Vice President, Treasurer and Chief Financial Officer
Address for Notice: Principal Place of Business and Chief Executive Office: 777 E. Sonterra Blvd., Suite 350 San Antonio, Texas 78258 Attention: Chief Financial Officer Facsimile No.: (210) 496-3232

Signature Page to First Amendment to Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT AND
A LENDER:

BANK OF MONTREAL, acting through its U.S. branches and agencies, including its Chicago, Illinois branch, as Administrative Agent and as a Lender

By:	/s/ Joseph A. Bliss Joseph A. Bliss Managing Director

Address:        115 South LaSalle Street
11th Floor West
Chicago, Illinois  60603

Facsimile No.:  (312) 765-8078

Attention:        Terri Perez-Ford, Specialist

with copy to:

Bank of Montreal
Houston Agency
700 Louisiana Street
4400 Bank of America Center
Houston, Texas  77002

Facsimile No.:  (713) 223-4007

Attention:         Joseph A. Bliss

Applicable Lending Office
for Base Rate Loans and
LIBO Rate Loans:

Address:        115 South LaSalle Street,
11th Floor West
Chicago, Illinois 60603

Facsimile No.:   (312) 765-8078

Attention:          Terri Perez-Ford, Specialist

Signature Page to First Amendment to Amended and Restated Credit Agreement

A LENDER:

GUARANTY BANK

By:   /s/ David Butler
      Name:David Butler
      Title:  Vice President

By:
      Name:
      Title:

Address for Notices:

Address:                        333 Clay Suite 4400
Houston, TX 77002

Facsimile No.:                (713) 890-8868

Attention:                       David Butler

with a copy to:

Address:                        8333 Douglas
Dallas, TX 75225

Facsimile No.:                (214) 360-1938

Attention:                       Robert Lyons

Signature Page to First Amendment to Amended and Restated Credit Agreement

A LENDER:

AMEGY BANK NATIONAL ASSOCIATION

By:   /s/ Mark A. Serice
      Name: Mark A. Serice
      Title:   Vice President

By:
      Name:
      Title:

Address for Notices:

Address:                    4400 Post Oak Parkway, 4th Floor
Houston, TX  77027

Facsimile No.:            (713) 561-0345

Attention:                   Mark A. Serice

with a copy to:

Address:                    1801 Main Street
Houston, TX 77002

Facsimile No.:            (713) 693-7467

Attention:                   Dana Chargois

Signature Page to First Amendment to Amended and Restated Credit Agreement

A LENDER:

NATIXIS

By:   /s/ Timothy L. Polvado
      Name:    Timothy L. Polvado
      Title:      Managing Director

By:  /s/ Louis P. Laville, III
      Name:   Louis P. Laville, III
      Title:     Managing Director

Address for Notices:

Address:	Natural Resources & Related Industries
333 Clay Street, Suite 4340
Houston, TX 77002

Facsimile No.:            (713) 583-7745

Attention:                   Honi Gregory

with a copy to:

Address:                    Houston Energy Group
333 Clay Street, Suite 4340
Houston, TX 77002

Facsimile No.:            (713) 571-6167

Attention:                   Donovan Broussard

Signature Page to First Amendment to Amended and Restated Credit Agreement

A LENDER:

ALLIED IRISH BANKS P.L.C.

By:    /s/ Edward M. Fenk
      Name: Edward M. Fenk
      Title:   Vice President

By:   /s/ Aidan Lanigan
      Name: Aidan Lanigan
      Title:   Vice President

Address for Notices:

Address:                       Bankcentre,
Ballsbridge, Dublin 4, Ireland

Facsimile No.:              353 1 608-9815

Attention:                     Eimear O'Meara / Peter Garvey

with a copy to:

Address:                       Allied Irish Bank
- Corporate Operations
2nd Floor, Iona House,
Shelbourne Road
Ballsbridge, Dublin 4, Ireland

Facsimile No.:               353 1 641 6668

Attention:                      Eimear O'Meara / Peter Garvey

Signature Page to First Amendment to Amended and Restated Credit Agreement

A LENDER:

CIT CAPITAL USA INC.

By:   /s/ Harold J. Schroeder
      Name: Harold J. Schroeder
      Title:   Senior Vice President

By:
      Name:
      Title:

Address for Notices:

Address:                        505 Fifth Avenue, 10th Floor
New York, NY 10017

Facsimile No.:                (212) 771-9675

Attention:                       Peggy Dolan

with a copy to:

Address:                        11 West 42nd Street
New York, NY 10036

Facsimile No.:                (212) 461-7852

Attention:                       Maria McClung

Signature Page to First Amendment to Amended and Restated Credit Agreement

SCHEDULE I

Lender	Pro Rata Shares on the First Amendment Effective Date	Maximum Loan Amount
CURRENT LENDER:

BANK OF MONTREAL	30%	$37,500,000

NEW LENDERS:

GUARANTY BANK	20%	$25,000,000

AMEGY BANK NATIONAL ASSOCIATION	20%	$25,000,000

NATIXIS	10%	$12,500,000

ALLIED IRISH BANKS P.L.C.	10%	$12,500,000

CIT ENERGY USA INC.	10%	$12,500,000

TOTAL:	100%	$125,000,000